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                                                                    EXHIBIT 10.3


  The CIT Group
  Commercial Services
  1211 Avenue of the Americas
  New York, NY 10036

  THE
  CIT
GROUP


                                                     January 4, 1995

LBU, Inc.
27-50 First Street
Long Island City, New York 11102

                          INVENTORY SECURITY AGREEMENT
                          ----------------------------

Gentlemen:

1. As security for the prompt payment in full of all loans and advances made and to be made to you from time to time by us, in conjunction with the factoring or accounts receivable financing agreement between us, as amended from time to time (herein the "Agreement"), as well as to secure the payment in full of the other Obligations (herein defined), you hereby pledge and grant to us a continuing general lien upon and security interest in (herein "Security Interest") the following described "Collateral":

    All present and hereafter acquired merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same; in all stages of production from raw materials through work-in-process to finished goods and all proceeds of whatever sort.

2. This agreement is being executed by you to induce us to make loans or advances to you or otherwise to extend credit or financial accommodations to you, or to induce us to enter into or continue a factoring or financing arrangement with you, and is executed in consideration of our doing or having done any of the foregoing. You agree that any of the foregoing shall be done or extended by us in consideration of and in reliance upon the execution of this agreement, but that nothing herein shall obligate us to do any of the foregoing.

3.  The amount of the loans and advances made or to be made by us to you, and the period of time during which they are to remain outstanding shall at all times be in out sole discretion. The ratio of Collateral to such loans and advances and to the other Obligations referred to herein must be satisfactory to us at all times, and the
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    valuation of the Collateral is to be determined exclusively by us. We are to be at liberty, from time to time, without responsibility or liability to you, to revise any limit placed by us on loans and advances or other Obligations.

4. In addition to the loans and advances made or to be made by us to you or to others for your account, "Obligations" shall include any and all indebtedness whether now in existence or incurred by you from time to time hereafter; whether secured by pledge, lien upon or security interest in any of your assets or property other than Collateral herein described, or by pledge, lien upon or security interest in the assets or property of any other person, firm, entity or corporation (herein "person"); whether such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect and whether you are liable to us for such indebtedness as principal, surety, endorser, guarantor, or otherwise. Obligations shall also include, without limitation, your liability to us for any balances owing in any account maintained on our books under the Agreement or under any other agreement or arrangement now or hereafter entered into between us; indebtedness for goods or services purchased by you from any concern whose account receivable are factored or financed by us; your liability to us as maker or endorser on any promissory note or other instrument for the payment of money; your liability to us under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking which we may make or issue to others for your account, including any accommodation extended with respect to applications for letters of credit, our acceptance of drafts or our endorsement of notes or other instruments for your account and benefit. Obligations shall also include, without limitation, all interest, commissions, financing and service charges, and expenses and fees chargeable to and due from you under this agreement, the Agreement or any other agreement or arrangement which may be now or hereafter entered into between us.

5. The Security Interest in the Collateral, unless expressly limited by the provisions of paragraph 1 above, shall extend and attach to:

    (a)The entire Collateral which is presently in existence and which is owned by you or in which you have any interest, and all Collateral which you may purchase of in which you may acquire any interest at any time and from time to time in the future, whether such Collateral is in transit or in your or our constructive, actual or exclusive occupancy or possession or otherwise, or is held by you or others for your account; and

    (b)The entire Collateral wherever located, including without limitation, all Collateral which may be located on your premises, or upon the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents, finishers, converters, processors, or other third persons who may have possession of the Collateral; and
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    (c)The entire Collateral and any portion thereof which may be returned, rejected, reclaimed or repossessed by either of us from your customers, as well as to all supplies, goods, incidentals, packaging materials, and any other items which contribute to the finished goods or products manufactured or processed by you, or to the sale, promotion or shipment thereof.

6. You agree to safeguard, protect and hold all Collateral for our account and make no disposition thereof except in the regular course of your business as herein provided. Until we have given you notice to the contrary, any Collateral which we may from time to time permit to remain in your or another person's possession or control, may be sold and shipped by you to your customers in the ordinary course of your business, on open account and on terms not exceeding the terms currently being extended by you to your customers, provided that all proceeds of all sales (including cash, accounts receivable, checks, notes, instruments for the payment of money and similar proceeds) are forthwith transferred, assigned, endorsed, and turned over and delivered to us in accordance with the provisions of the Agreement. We shall have the right to withdraw this permission at any time, in which event no further disposition shall be made of the Collateral without our prior written approval. Invoices covering sales of Collateral are to be assigned to us in accordance with the provisions of the Agreement, and the proceeds thereof (if collected by you) are to be turned over to us in accordance with the provisions of the Agreement. Cash sales of the Collateral, or sales in which a lien upon or security interest in the Collateral is retained by you shall only be made by you with our written approval, and all proceeds of such sales shall not be commingled with your other property, but shall be segregated, held by you in trust for us as our exclusive property, and shall be delivered immediately by you to us in the identical form received by you. Upon the sale, exchange, or other disposition of the Collateral, as herein provided, the Security Interest provided for herein shall without break in continuity and without further formality or act, continue in, and attach to, all proceeds, including any instruments for the payment of money, accounts receivable, contract rights, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sale, exchange or disposition. As to any such sale, exchange or other disposition, we shall have all of the rights of an unpaid seller, including stopping in transit, replevin, rescission and reclamation.

7. You hereby warrant and represent that you are solvent; that this Security Interest constitutes and shall at all times constitute a first and only lien on the Collateral; that you are, or will be at the time additional
    Collateral is acquired by you, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer and create a Security Interest therein, free and clear of any and all claims of liens in favor of others; that you will at your expense forever warrant and, at our request, defend the same from any and all claims and demands of any other person; and that you will not grant, create or permit to exist, any lien upon or security interest in the Collateral, or any proceeds, in favor of any other person.
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8.  You agree to maintain books and records pertaining to the Collateral in such detail, form and scope as we shall require. You agree that we or our agents may enter upon your premises at any time, and from time to time for the purpose of inspecting the Collateral and any and all records pertaining thereto. You agree to notify us promptly of any change in your name, mailing address, principal place of business or the location of the Collateral. You are also to advise us promptly, in sufficient detail, of any substantial change relating to the type, quantity or quality of the Collateral, or any event which would have a material effect on the value of the Collateral or on the Security Interest granted to us herein.

9. You agree to: execute and deliver to us, from time to time, solely for our convenience in maintaining a record of the Collateral, such consignments or separate written statements as we may require, designating, identifying or describing the Collateral pledged to us hereunder. Your failure, however, to promptly give us such consignments, or other statements shall not affect, diminish, modify or otherwise limit our Security Interest in the Collateral.

10. You agree to comply with the requirements of all state and federal laws in order to grant to us a valid and perfected first Security Interest in the Collateral. We are hereby authorized by you to file any financing statements covering the Collateral whether or not your signature appears thereon. You agree to do whatever we may request, from time to time, by way of; leasing warehouses; filing notices of lien, financing statements, amendments, renewals and continuations thereof; cooperating with our custodians; keeping stock records; transferring Collateral to our possession; obtaining waivers from landlords and mortgagees; and performing such further acts as we may require in order to effect the purposes of this agreement.

11. You agree to maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to us. All policies covering the Collateral are to be made payable to us, in case of loss, under a standard non-contributory "mortgage", "lender" or "secured party" clause and are to contain such other provisions as we may require to fully protect our interest in the Collateral and to any payments to be made under such policies. All original policies are to be delivered to us, premium paid, with the loss payable endorsement in our favor, and shall provide for not less than ten days prior written notice to us of the exercise of any right of cancellation. At your request, or if you fail to maintain such insurance, we shall arrange for such insurance but at your expense and without any responsibility on our part for: obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Unless we shall otherwise agree with you in writing, we shall have the sole right, in our name or yours, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect
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    the collection, compromise, or settlement of any claims under any such insurance policies.

12. You agree to pay, when due, all taxes, assessments, claims and other charges (herein "taxes") lawfully levied or assessed upon the Collateral and if such taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed thereunder which in our opinion might create a valid obligation having priority over the rights granted to us herein, we may, without notice to you, but on your behalf, pay such taxes, and the amount thereof shall be an Obligation secured hereby and due to us on demand. Any and all fees, costs and expenses, of whatever kind and nature, (including any taxes, attorney's fees or costs for insurance of any kind), which we may incur in filing public notices; in preparing or filing documents, making title examinations or rendering opinions; in protecting, maintaining, or preserving the Collateral; in enforcing or foreclosing the Security Interest hereunder, whether through judicial procedures or otherwise; or in defending or prosecuting any actions or proceedings arising out of or related to out transactions with you under this arrangement, shall be borne and paid by you. If same are not promptly paid to you, we may pay same on your behalf, and the amount thereof

13. You agree to comply with all acts, rules, regulations, and orders of any legislative, administrative or judicial body or official, applicable to the Collateral or any part thereof, or to the operation of your business; provided that you may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in our opinion, adversely affect our rights or priority in the Collateral hereunder.

14. On a breach by you of any of the terms or provisions of this agreement, the Agreement or any other agreement or arrangement now or hereafter entered into between us; or on the effective date of a termination of the Agreement; or on the nonpayment when due of any Obligation owing to us whether or not the Agreement shall continue; or upon your committing an act of bankruptcy, making a general assignment for the benefit of creditors; or there is filed by or against you a petition in bankruptcy or for the appointment of a receiver; or there is commenced under any bankruptcy or for the appointment of a receiver; or there is commenced under any bankruptcy or insolvency law, any proceeding for your relief or for the composition, extension, arrangement or adjustment of any of your obligations; or your business is discontinued as a going concern; then we shall have the right, with or without notice to you, to foreclose the Security Interest created herein by any available judicial procedure, or to take possession of the Collateral; without judicial process, and to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral. We shall have the right without notice or advertisement, to sell, lease or otherwise dispose of all or any part of the Collateral , whether in its then condition or after further preparation or processing, in your name or in ours, or in the name of such party as we may designate, either at public or private sale or at
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    any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as we in our sole discretion may deem advisable, and we shall have the right to purchase at any such sale. If notice of intended disposition of any said Collateral is required by law, five (5) days notice shall constitute reasonable notification. If any Collateral shall require maintenance, preparation, or is in process or other unfinished state, we shall have the right, at our option, to do such preparation, processing or completion of manufacturing, for the purpose of putting the Collateral in such saleable form as we shall deem appropriate. You agree, at our request to assemble the Collateral and to make it available to us at places which we shall select, whether at your premises or elsewhere, and to make available to us your premises and facilities for the purpose of our taking possession of, removing or putting the Collateral in saleable form. The proceeds of any such sale lease or other disposition of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing, preparing for sale, selling, and the like, and then to the satisfaction of your Obligations to us, application as to particular Obligations or as to principal or interest to be in our sole discretion. You shall be liable to us for, and shall pay to us on demand, any deficiency which remain after such sale, lease or other disposition, and we in turn agree to remit to you, or your successors or assigns, any resulting therefrom. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

15. The rights and Security Interest granted to us hereunder are to continue in full force and effect, notwithstanding the termination of the Agreement or the fact that the principal account maintained in your name on our books may from time to time be temporarily in a credit position, until the final payment to us in full of all Obligations due to us by you. Our delay, or omission to exercise any right hereunder, shall not be deemed a waiver thereof, or be deemed a waiver of any other right, unless such waiver be in writing and signed by us. A waiver on any one occasion shall no be construed as a bar to or waiver of any right or remedy on any future occasion.

16. To the extent that your Obligations are now or hereafter secured by any assets or property other than the Collateral, or by the guarantee, endorsement, assets or property of any other person, then we shall have the right in our sole discretion to determine which rights, security, liens, security interests or remedies we shall at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of them, or of any of our rights hereunder.

17. This agreement, which is subject to modification only in writing signed by us, is supplementary to and is to be considered as part of the Agreement. No course of dealing between us shall change or modify this agreement. The validity,
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    interpretation and enforcement of this agreement shall be governed by the laws of the State of New York.

18. If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the original and one copy of this agreement. The agreement shall take effect as of the date set forth above, after being accepted below by one of our officers in New York State, after which, we shall forward a copy to you with signatures completed for your files.



                    Very truly yours,

                    THE CIT GROUP/COMMERCIAL SERVICES, INC.

                    By: /S/ JUSTIN M. COFFEY
                        ----------------------------------
                    Name: Justin M. Coffey
                    Title: Asst. V.P.


Read and Agreed to:

LBU, Inc.

By: /S/ JEFFREY MAYER
    -----------------
Name: Jeffrey Mayer
Title: President


                    Accepted at New York, New York


                    THE CIT GROUP/COMMERCIAL SERVICES, INC.

                    By: /S/ JUSTIN M. COFFEY
                        ----------------------------------
                    Name: Justin M. Coffey
                    Title: Asst. V.P.
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                             CERTIFIED RESOLUTIONS
                             ---------------------
                        For Inventory Security Agreement

     I, Isel Pineda-Mayer, hereby certify that I am the Secretary and the
        -----------------
official custodian of certain records, including the Charter, By-Laws and the Minutes of the Meetings of the Board of Directors of LBU, INC., a Delaware corporation, and that the following is a true, accurate and compared extract from the minutes of the Board of Directors of said Corporation, duly adopted at a meeting duly called, convened and held on January 5, 1995, at which meeting there was present a quorum authorized to transact the business hereinafter described, and that the proceedings at said meeting were in accordance with the laws of the state of incorporation and the Charter and By-laws of said Corporation, that the same have not been revoked, annulled, modified or amended in any manner whatsoever, that same are in full force and effect, and that all of the Directors have duly approved same.

     As said Secretary, I further certify that there are no provisions in the laws of the state of incorporation, or the Charter of the By-Laws of this Corporation or in any amendments thereto, or in any contracts or indentures of the Corporation, restricting the action contemplated by the below resolutions or requiring the consent or authorization of stockholders or of any other person, firm, entity or corporation other than the Board of Directors of the Corporation.

     Upon motion duly made and seconded, the following resolutions were unanimously adopted.

"WHEREAS, this Corporation has entered into a factoring arrangement with the CIT GROUP/COMMERCIAL SERVICES, INC. (herein "CIT"); and

"WHEREAS, to secure the indebtedness and obligations therein more fully described, it is in the best interests of this Corporation to enter into an Inventory Security Agreement with CIT, pursuant to which this Corporation shall grant to CIT a lien on and security interest in all of the present and future merchandise, inventory and goods of this Corporation, as therein more fully set forth; and

"WHEREAS, a form of Inventory Security Agreement having been submitted to this meeting and having been duly and fully considered thereat, and the execution thereof being deemed to be in the best interest of this Corporation and within the express and implied powers of this Corporation; now, therefore,

"RESOLVED, that the President or any other officer of this Corporation be hereby is authorized and directed to execute and deliver said Inventory Security Agreement and related documents, substantially in the forms submitted to this meeting, and to do such other acts and execute and deliver such other documents, financing statements or agreements as may be necessary or desirable to carry out the intent and purposes of this resolution and of the aforesaid Inventory Security Agreement, all without further action and all such action now or hereafter taken, shall be taken to be the action of this
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Corporation and of this Board of Directors, and any actions in this regard previously taken by any such officer(s) are hereby duly ratified and confirmed in all respects."

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said
Corporation on this   5th day of  January , 1995.
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                                              /s/ ISEL PINEDA-MAYER
                                              ----------------------
                                                     Secretary